Exhibit 10.1

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of September 14, 2011, is made and entered into between and among HomeAmerican Mortgage Corporation, a Colorado corporation (the “Seller”), U.S. Bank National Association, as Agent and representative of itself as a Buyer and the other Buyers (in such capacity, the “Agent”) and as a Buyer (in such capacity, “U.S. Bank”).

RECITALS:

A.        The Seller, U.S. Bank and the Agent are parties to that certain Master Repurchase Agreement dated as of November 12, 2008, as amended by a First Amendment to Master Repurchase Agreement dated as of October 29, 2009 and as amended by a Second Amendment to Master Repurchase Agreement dated as of October 21, 2010 (the “Repurchase Agreement”).

B.        The Seller and the Agent now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT:

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2.        Amendments. The following amendments are made to the Repurchase Agreement:

2.1.        The definition of “Termination Date” in Section 1.2 of the Repurchase Agreement is amended by deleting the phrase “September 16, 2011” and substituting “September 30, 2011” in lieu thereof.

Section 3.        Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:

3.1.        delivery to the Agent of this Amendment duly executed by the Seller in a quantity sufficient that the Agent and the Seller may each have a fully executed original of each such document;

3.2.        delivery to the Agent of such other documents as it may reasonably request; and

3.3.        the Agent shall have received payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Repurchase Agreement and this Amendment.

Section 4.        Miscellaneous.

4.1.        Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect. Without limiting the generality of the foregoing, the Amended and Restated Fee Letter dated as of October 29, 2009, between the Seller and the Agent is hereby ratified and confirmed and shall continue in full force and effect.

4.2.        Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties made by the Seller in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.3.        Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

4.4.        Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

4.5.        Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.6.        Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

4.7.        Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

4.8.        Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9.        ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:

HOMEAMERICAN MORTGAGE
CORPORATION, as Seller and Servicer

By:	/s/ John H. Heaney
Name:	John J. Heaney
Title:	Senior Vice President and Treasurer
Date:	September 14, 2011

AGENT AND BUYER:

U.S. BANK NATIONAL ASSOCIATION,
as Agent and Buyer

By:	/S/ EDWIN D. JENKINS
Name:	Edwin D. Jenkins
Title:	Senior Vice President
Date:	September 13, 2011

[Signature Page to Third Amendment to Master Repurchase Agreement]